Exhibit 10.34

Our reference: 30GA-J79594-6FF9

31. May 2023

:MT:	SWIFT Message Type
760 Issue of a Demand Guarantee/Standby Letter of Credit

:IO:	Correspondents BIC / TID	HSBCHKHHHKH
:II:	Own BIC / TID	UBSWCHZH80A
:MP:	SWIFT Message Priority	N
:15A:	Sequence A General Information
:27:	Sequence of Total	1/1

:22A:	Purpose of Message	ISSU / ISSU Issuance of undertaking
:15B:	Sequence B Undertaking Details
:20:	Undertaking Number	30GA-J79594-6FF9
:30:	Date of Issue	31.05.2023
:22D:	Form of Undertaking	STBY / Standby letter of credit
:40C:	Applicable Rules
ISPR / The guarantee is subject to International Standby Practices

:23B:	Expiry Type	FIXD / Specified date of Expiry
:31E:	Date of Expiry	26.11.2023
:50:	Applicant	PERFECT MOMENT ASIA LIMITED
HONGKONG / HONG KONG
:52A:	Issuer	UBSWCHZH80A
:59A:	Beneficiary	HSBCHKHHHKH

:32B:	Undertaking Amount	USD	1’000’000.00

:41F:	Available with …	UBSWCHZH80A
:71D:	Charges
:45C:	Document and Presentation Instructions

Documents:
Beneficiary’s duly signed written or authenticated SWIFT demand addressed to the Issuing Bank and reading as follows (completed as appropriate):
Q u o t e
Attn. Guarantees Dept.
Your Irrevocable Standby Letter of Credit No. 30GA-J79594-6FF9
in our favour
We, ... (beneficiary)…, hereby draw an amount of USD
… (amount)… under your aforementioned Standby Letter of
Credit.
We certify that the amount so drawn
a) is owing to us by the Applicant under a credit facility
granted by us to him, and
b) remained unpaid when due under the said facility.
… (beneficiary)…
U n q u o t e

If a demand is made in writing, i.e. in paper form, it has to be sent to us by registered mail or by courier service in one lot to the respective address stated hereafter:

Postal address:
UBS Switzerland AG
Trade Finance Services - F6V5
Bahnhofstrasse 45
P.O.Box
8098 Zurich (Switzerland)

Courier address:
UBS Switzerland AG
Trade Finance Services - F6V5
Europastrasse 2

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Our reference: 30GA-J79594-6FF9

31. May 2023

8098 Zurich (Switzerland)

Period for presentation of documents:
Within Standby Letter Credit validity

:77U:	Undertaking Terms and Conditions
Form of Standby:
Irrevocable

Place of expiration:
Zurich
.
Available by: Payment.
We shall effect payment with a deferred value of 3 (three)
business and banking days after receipt of documents strictly complying with the terms and conditions of the present Standby
Letter of Credit.
.
Covering:
Security for credit facilities
.
We hereby undertake that payment will be effected if documents tendered comply with the Standby Letter of Credit terms and if all other conditions of this Standby Letter of Credit are
fulfilled.
.
Article 3.14 of the ISP98 is hereby expressly waived.

:49:	Confirmation instructions	WITHOUT

:45L:	Underlying Transaction Details
Credit facility granted or to be granted by the Beneficiary to
PERFECT MOMENT ASIA LIMITED, HONGKONG / HONG KONG

-	Trailer

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